Exhibit 10.15

                         AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT, made this Thirty First day of January, 1997, by and between THE SOURCE COMPANY (the "Borrower") and WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Bank");

                                   WITNESSETH:

WHEREAS the Borrower and the Bank entered into a Credit Agreement dated the Fourteenth day of November, 1996; and

WHEREAS the Borrower and the Bank now mutually desire to effect certain amendments to the Credit Agreement;

NOW, THEREFORE in consideration of the premises and the mutual covenants herein and in the Credit Agreement contained, the parties agree as follows:

         The first sentence of Section 2.01 (a) of The Credit Agreement is deleted in its entirety and the following is substituted therefor:

Subject to the terms and conditions set forth herein, you agree to make loans and advances to us from time to time; provided, however, (i) the aggregate outstanding principal amount of Receivable Based Advances shall at no time, without your consent, exceed eighty-five percent (85%) of the net amount of Eligible Current Receivables, plus seventy percent (70%) of the net amount of Eligible Non-Current Receivables (as defined in the General Security Agreement); and (ii) in no event shall the aggregate principal amount of Receivable Based Advances at any time exceed Twelve Million, Five Hundred Thousand dollars ($12,500,000.00).

Except as herein amended, the terms and provision of the Credit Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be executed as of the year and the day first above written.

                                CONSENTED TO AND AGREED:

                                        THE SOURCE COMPANY

                                        By:__________________________________
                                           Chairman and Chief Executive Officer

                                        ATTEST:

[CORPORATE SEAL]                        By:__________________________________
                                           Secretary

                                        WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                        By:__________________________________
                                           Vice President